UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2011

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders

Charles River Laboratories International, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 10, 2011. For more information on the following proposals, see the Company’s proxy statement dated April 1, 2011. At the Annual Meeting the proposals were adopted by the votes specified below:

(a)	The following ten (10) directors were elected to serve until the Company’s 2012 Annual Meeting of Shareholders and received the number of votes listed opposite each of their names below:

	Number of	Number of
	Shares Voted For	Shares Withheld	Broker Non-Votes
James C. Foster	40,825,677	948,941	3,248,524
Robert J. Bertolini.	41,653,626	120,992	3,248,524
Stephen D. Chubb	37,304,180	4,470,438	3,248,524
Deborah T. Kochevar.	38,312,630	3,461,988	3,248,524
George E. Massaro	40,579,584	1,195,034	3,248,524
George M. Milne, Jr.	40,311,217	1,463,401	3,248,524
C. Richard Reese	38,373,184	3,401,434	3,248,524
Samuel O. Thier	38,315,849	3,458,769	3,248,524
Richard F. Wallman	37,648,394	4,126,224	3,248,524
William H. Waltrip	33,372,824	8,401,794	3,248,524

(b)	The shareholders approved a proposal to amend the Company’s 2007 Incentive Plan to increase the number of shares of common stock for issuance under the Plan from 8,800,000 to 12,164,000.

For	Against	Abstain	Broker Non-Votes
31,766,044	9,997,589	10,985	3,248,524

(c)	The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
32,325,784	9,394,014	54,820	3,248,524

(d)	The shareholders voted for one year with respect to the frequency with which shareholders are provided a non-binding, advisory vote on compensation paid to our named executive officers.

1 Yr	2 Yrs	3 yrs	Abstain	Broker Non-Votes
36,768,046	16,106	4,702,323	208,143	3,248,524

As described above, a majority of the votes cast voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

(e)	The shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2011.

For	Against	Abstain	Broker Non-Votes
44,016,030	999,688	7,424	0

Computershare Trust Company, N.A., our transfer agent, acted as independent proxy tabulator and Inspector of Election at the Annual Meeting of Shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

May 16, 2011	By:	Matthew L. Daniel

Name: Matthew L. Daniel
Title: Deputy General Counsel and Assistant Secretary